Virtus AlphaSimplex Global Alternatives Fund

(the “Fund”),

a series of Virtus Alternative Solutions Trust

Supplement dated November 9, 2026 to the Fund’s Summary Prospectus and the Virtus Alternative Solutions Trust Statutory Prospectus pertaining to the Fund, each dated April 28, 2026, as supplemented

IMPORTANT NOTICE TO INVESTORS

The following changes to the Fund’s Prospectuses will be effective on November 10, 2026.

The Fund’s investment adviser has reduced the management fee to 0.10%. Further changes to the Fund’s prospectuses are described in more detail below.

-- End of Supplement Text --

Under “Fees and Expenses” in the Fund’s summary prospectus and the summary section of the statutory prospectus, the “Shareholder Fees” and “Annual Fund Operating Expenses” tables and associated footnotes will be replaced with the following:

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I	Class R6
Management Fees(a)	0.10%	0.10%	0.10%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None	None
Other Expenses(a)	0.42%	0.44%	0.34%
Acquired Fund Fees and Expenses(a)	0.77%	0.77%	0.77%
Total Annual Fund Operating Expenses(b)	1.54%	1.31%	1.21%
Less: Fee Waiver and/or Expense Reimbursement(c)	(0.30)%	(0.32)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)(c)	1.24%	0.99%	0.97%

(a)	Restated to reflect current fees and expenses.
(b)

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses and changes in contractual rates, including the management fee.

(c)

The fund’s investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes (federal, state or otherwise), tax reclaim expenses, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, depositary receipt program fees, expenses incurred in connection with any merger or reorganization, expenses incurred in connection with any meeting of the fund's shareholders, unusual or infrequently occurring expenses, litigation expenses (including expenses for responding to document requests for litigation to which the fund is not a party), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.47% for Class A Shares, 0.22% for Class I Shares and 0.20% for Class R6 Shares through November 10, 2027. Prior to November 10, 2027, only the fund's Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Under “Fees and Expenses,” the “Example” table will be replaced with the following:

Example

Class	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$669	$982	$1,316	$2,260
Class I	Sold or Held	$101	$384	$688	$1,551
Class R6	Sold or Held	$99	$360	$642	$1,445

The disclosure under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus, as well as in the section “More Information about Risks Related to Principal Investment strategies” the disclosure under “Principal Investment Strategies” starting on page 14 of the statutory prospectus relating to the Fund, will be replaced with the following:

Principal Investment Strategies

The fund seeks to achieve its objective by investing in alternative or nontraditional asset categories or investment strategies, including strategies commonly employed by hedge funds, by typically investing in one or more of the following: (i) absolute return strategies that seek to generate returns regardless of the direction of traditional equity and fixed income markets, (ii) long-short equity strategies that combine long and short equity exposures, and (iii) investments in real assets, which are securities whose underlying value is tied to a tangible asset or are linked or correlated to the rate of inflation, such as real estate and infrastructure. Under normal market conditions, the fund’s subadviser, AlphaSimplex Group, LLC (“AlphaSimplex”), typically allocates the fund’s assets among affiliated and unaffiliated underlying funds, including exchange-traded funds (ETFs), that utilize these asset categories or investment strategies in an effort to provide differentiated sources of return while maintaining long-term return potential. Such strategies provide long and short exposure to global equities of any market capitalization, bonds of any credit quality or maturity, currencies, commodities, and other significant global markets. For this purpose, AlphaSimplex considers “global” to mean that the fund is exposed to the risks and return characteristics of investing in companies that operate worldwide and/or equities listed in a combination of U.S. and non-U.S. markets. Under normal circumstances, the fund expects to have significant exposure to non-US markets. The market segments and strategies represented in underlying funds that utilize these investment approaches may have lower or differentiated correlations to traditional equity and fixed income benchmarks and may have performance and volatility characteristics that are affected by factors that differ from those that determine the general direction of traditional equity and fixed income markets. These investments are intended to provide the fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds.

The instruments in which underlying funds utilizing absolute return strategies are invested generally include equities, bonds, and derivative investments such as total return swaps, futures, and forward contracts. The fund may also directly make use of derivative instruments, in particular futures and forward contracts, in order to gain exposure to markets that AlphaSimplex believes will help the fund to achieve its investment objective. The fund may also hold other instruments such as cash, Treasury Bills, money market mutual funds, certificates of deposit, and similar instruments for cash management purposes.

The fund seeks to generate absolute positive returns over time rather than track the performance of any particular index of hedge fund returns. In selecting investments for the fund, AlphaSimplex uses quantitative models that are designed to identify investments that represent favorable return opportunities and to quantify the risk of the portfolio and its constituents. AlphaSimplex considers the expected return, volatility and diversification characteristics of the underlying investments in seeking to construct a portfolio with less volatility than major equity indices over time.

AlphaSimplex will have flexibility to allocate the fund’s exposure among various strategies through investments in underlying funds and other instruments; in addition to underlying funds, the fund may invest directly in securities, currencies, futures and forwards, in order to gain exposure to markets that AlphaSimplex believes will help the fund to achieve its investment objective. The amount of the fund’s assets that may be allocated to various strategies and among investments is expected to vary over time. When buying and selling investments for the fund, AlphaSimplex also may consider other factors, such as: (i) the fund’s obligations under its various derivative positions; (ii) portfolio rebalancing; (iii) redemption requests; (iv) yield management; (v) credit management; and (vi) volatility management. The fund will not invest directly in hedge funds. The fund may invest in non-U.S. securities and instruments and securities and instruments traded outside the United States, and may engage in non-U.S. currency transactions in connection with those investments.

Under normal market conditions, it is expected that no more than 25% of the fund’s total assets will be dedicated to initial and variation margin payments relating to the fund’s derivative transactions. The gross notional value of the fund’s derivative investments may generally exceed 25% of the fund’s assets, and may significantly exceed the total value of the fund’s assets. AlphaSimplex may invest a portion of the fund’s assets, which may vary over time, in short-term, high-quality securities. Such investments will be used primarily to finance the fund’s investments in derivatives and, secondarily, to provide the fund with incremental income and liquidity, and may include: (i) short-term obligations issued or guaranteed by the United States government, its agencies or instrumentalities; (ii) securities issued by foreign governments, their political subdivisions or agencies or instrumentalities; (iii) certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks; (iv) variable amount master demand notes; (v) participation interests in loans extended by banks to companies; (vi) commercial paper or similar debt obligations; and (vii) repurchase agreements. AlphaSimplex will select such investments based on various factors, including the security’s maturity and credit rating.

The fund may engage in active and frequent trading of securities and other instruments, including derivatives. Active and frequent trading of derivatives, like active and frequent trading of securities, will result in transaction costs which reduce fund returns.

The percentage limitations set forth herein are not investment restrictions, and the fund may exceed these limits from time to time.

The “Principal Risks” section in the summary prospectus and the summary section of the statutory prospectus, and the list of risks will be replaced with the following:

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Mutual Fund and ETF Investing Risk: The fund will be indirectly affected by factors, risks and performance specific to any other mutual fund and/or exchange-traded fund (ETF) (“underlying fund”) in which it invests. Further, the net asset value per share of each underlying fund will include the effect of any fees and expenses of the underlying fund, so the fund’s investment in such underlying funds will cause the fund to indirectly bear its proportionate share of such fees and expenses, which are reflected in the fund’s Fees and Expenses table as “Acquired Fund Fees and Expenses” if they are estimated to amount to at least 0.01% of the fund’s total net assets. ETF shares are traded on a securities exchange, and the market price of an ETF’s shares may fluctuate so that they trade at a premium or discount to their net asset value per share. As a result, the fund may pay more or receive less than the net asset value of the ETF shares it buys or sells.

> Affiliated Fund and ETF Risk: Because the fund’s subadviser or its affiliate(s) may receive fees from affiliated funds and/or exchange-traded funds (ETFs), some of which pay the subadviser or its affiliate(s) more than others, the fund’s subadviser has a conflict of interest in choosing between affiliated and unaffiliated mutual funds/ETFs when selecting and substituting investments for the fund.

> Leverage Risk: When the fund leverages its portfolio by borrowing or by engaging in certain types of transactions or instruments, including derivatives, the fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

> Derivatives – Futures and Forward Contracts Risk: The use of futures and forwards involves the risk that changes in the value of the contract may not correlate as expected with the underlying security, currency, commodity, index, interest rate or other reference measure. Because these instruments may involve economic leverage, a relatively small movement in the underlying reference measure may result in a disproportionately large gain or loss to the fund.

> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Short Sales Risk: Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the fund covers its short position, the fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.

> Quantitative Model Risk: Investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the fund to achieve positive returns or outperform the market.

> Commodity and Commodity-linked Instruments Risk: Commodities and commodity-linked instruments will subject the fund’s portfolio to greater volatility than investments in traditional securities, and will depend on factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments or supply and demand disruptions. Commodity-linked instruments may experience returns different from the commodity they attempt to track and may also be exposed to counterparty risk.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Foreign Currency Transactions Risk: The fund’s transactions with respect to foreign currency may not be successful or have the effect of limiting gains from favorable market movements.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Interest Rate Risk: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Portfolio Turnover Risk: The fund’s principal investment strategies may result in a high portfolio turnover rate. Effects of frequent trading of securities and other instruments, including derivatives, may include high transaction costs, which may lower the fund’s return, and realization of greater short-term capital gains, distributions of which are taxable as ordinary income to taxable shareholders. Trading costs and tax effects associated with frequent trading may adversely affect the fund’s performance. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), geopolitical risk, acts of terrorism, the spread of infectious illness or other public health issue, recessions, tariffs and other restrictions on trade, or the threat or potential of one or more such events and developments, could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Counterparty Risk: There is risk that a party upon whom the fund relies to complete a transaction will default.

> Hedge Fund Investing Risk: Although the fund will not invest directly in hedge funds, because the fund’s investments are intended to provide exposure to the factors that drive hedge fund returns, an investment in the fund will be subject to many of the same risks associated with an investment in a diversified portfolio of hedge funds including that the fund’s performance may be lower than the returns of the broader stock market and the fund’s net asset value may fluctuate substantially over time.

> Hedge Fund Correlation Risk: Although the fund does not seek to track any particular index, the fund seeks to analyze the factors that drive hedge fund returns, as determined by reference to one or more indices. These indices may not provide an accurate representation of hedge fund returns generally, and the subadviser’s strategy may not successfully identify or be able to replicate factors that drive returns. There is a risk that hedge fund return data provided by third party hedge fund index providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases.

> Absolute Return Strategy Investing Risk: Absolute return strategies may not achieve their objective of generating positive returns regardless of the direction of traditional equity and fixed income markets and may underperform traditional equity and fixed income investments, potentially by large amounts.

> Long/Short Strategy Investing Risk: Long/short investing strategies bear the risks associated with both equity investing and short sales. In addition, a long/short strategy may fail to limit losses during periods of market decline, and the fund may underperform a long-only equity strategy when equity markets rise significantly.

> Real Assets Risk: Real assets may be particularly sensitive to changes in commodity prices, inflation and inflation expectations, interest rates, economic activity, supply and demand, environmental events and natural disasters, political and geopolitical developments, government regulation and taxation.

> Liquidity Risk: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

> Management Risk: The subadviser’s judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results.

> Allocation Risk: If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

> Non-U.S. Government Securities Risk: When the Fund invests in debt instruments issued by a government outside the U.S., the Fund is exposed to the risks that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) the issuing government may default on its debt instruments, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken. The effects of taxable gains resulting from large redemptions of fund shares would particularly impact non-redeeming shareholders who do not hold their fund shares in a tax-advantaged or tax-exempt vehicle. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s net asset value and liquidity. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio.

> U.S. Government Securities Risk: U.S. Government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares.

> Valuation Risk: This is the risk that the fund has valued certain securities or positions at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, that may be illiquid or may become illiquid.

The table showing Average Annual Total Returns in the “Performance Information” section of the Fund’s summary prospectus and the summary section of the statutory prospectus applicable to the Fund, is hereby replaced in its entirety with the following:

Class	1 Year	5 Years	10 Years
Class I Shares (previously Predecessor Fund's Class Y Shares)
Return Before Taxes	6.68%	4.11%	2.82%
Return After Taxes on Distributions	6.68%	2.96%	2.03%
Return After Taxes on Distributions and Sale of Fund Shares	3.95%	2.65%	1.83%
Class A Shares
Return Before Taxes	0.62%	2.70%	1.99%
Class R6 Shares (previously Predecessor Fund's Class N Shares)
Return Before Taxes	6.77%	4.19%	2.88%
Index
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	17.13%	13.40%	14.45%
ICE BofA US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.18%	3.17%	2.18%
Barclay Fund of Funds Index (reflects no deduction for fees, expenses or taxes)	11.22%	4.62%	3.98%

The second paragraph under the table showing Average Annual Total Returns in the “Performance Information” section of the Fund’s summary prospectus and summary section of the statutory prospectus will be replaced with the following:

Effective November 10, 2026, the style-specific benchmark to which performance of the fund is compared has changed from the Barclay Fund of Funds Index to the ICE BofA US 3-Month Treasury Bill Index. This change is being made because the new benchmark is commonly used within the fund’s peer group and the subadviser believes it is an appropriate benchmark for an absolute return strategy. The ICE BofA US 3-Month Treasury Bill Index measures the performance of a single outstanding U.S. Treasury bill with approximately three months to maturity. It assumes the bill is purchased at the beginning of the month, held for one full month, and then rolled over into a newly selected 3-month issue. The index is calculated on a total return basis, is unmanaged, and is not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities.

-- End of Supplement Data --

Investors should retain this supplement with the Prospectuses for future reference.

VAST 8079/AlphaSimplex GlobalAlts Fund Strategy Changes (11/2026)